EXHIBIT 99.77C

Submission of Matters to a Vote of Security Holders.

On November 1, 2002, a special meeting of the shareholders of the ICON Funds (the "Trust") was held at which the shareholders of each of the series funds of the Trust (each a "Fund"), voting as a single class, elected four trustees of the Trust. In addition, the shareholders of each Fund, voting separately, approved the revision or elimination of certain fundamental investment restrictions. In the case of the ICON Information Technology, ICON Energy and ICON Financial Funds, the votes on the changes to the investment restrictions were obtained at an adjournment of the special meeting held on November 27, 2002. The following is a report on the votes cast:

1. ELECTION OF TRUSTEES

Candidate                  Shares             Shares            Total               Percentage     Outstanding
                           For Nominees       Withheld                              of             Shares Withheld
                                                                                    Outstanding
                                                                                    Shares For
                                                                                    Nominees

Glen F. Bergert            52,691,285.560     1,365,109.888     54,056,395.448      60.952%        1.579%
John C. Pomeroy, Jr.       52,643,670.607     1,412,724.841     54,056,395.448      60.897%        1.634%
Gregory Kellam Scott       52,656,224.923     1,400,170.525     54,056,395.448      60.911%        1.620%
Jonathan F. Zeschin        52,637,547.226     1,418,848.222     54,056,395.448      60.889%        1.642%


2. PROPOSAL TO APPROVE CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT POLICIES AND OBJECTIVES OF THE FUNDS.

Proposal 2.A - To Modify a Fundamental Policy on Issuing Senior Securities.

ICON Fund                    Number of      Percentage    Number of    Percentage  Number of   Percentage    Number of    Percentage
                             Shares For     of Shares     Shares       of Shares   Abstained   of Shares     Broker       of Shares
                             Proposal       at Meeting    Against      at Meeting  Shares      at Meeting    Non-Vote     at Meeting
                                            For Proposal  Proposal     Against                 Abstained     Shares       Broker
                                                                       Proposal                                           Non-Vote

Consumer Discretionary       5,299,032.038    81.468%     142,189.773   2.186%    136,906.096    2.105%      926,331.000   14.241%
Energy                       3,521,958.986    69.050%     217,809.261   4.270%    108,845.740    2.134%    1,252,012.000   24.546%
Financial                    3,534,569.866    92.661%     163,066.686   4.275%    116,863.138    3.064%            0.000    0.000%
Healthcare                   3,234,885.757    71.713%     224,239.861   4.971%     91,786.325    2.035%      959,954.000   21.281%
Industrials                  3,660,552.903    85.527%      93,501.687   2.184%    289,843.687    6.773%      236,114.000    5.517%
Information Technology       6,647,473.449    67.825%     525,349.468   5.360%    186,651.444    1.905%    2,441,474.000   24.911%
Leisure and Consumer         3,013,924.723    74.962%      85,698.315   2.131%     86,571.315    2.154%      834,409.000   20.753%
Staples
Materials                    3,458,061.399    85.359%      93,924.295   2.319%    108,863.068    2.687%      390,325.000    9.635%
Telecommunication &          2,565,705.437    79.066%      71,046.056   2.189%     71,560.834    2.206%      536,705.000   16.539%
Utilities
Asia-Pacific Region            631,998.877    87.749%       9,233.641   1.282%     11,172.220    1.551%       67,831.000    9.418%
North Europe Region            706,660.636    90.219%      13,965.000   1.783%     13,872.896    1.771%       48,774.000    6.227%
South Europe Region            350,607.180    94.541%       3,713.000   1.001%      3,957.366    1.067%       12,576.000    3.391%
Short-Term Fixed Income        343,709.029    84.142%       7,673.404   1.879%     11,890.593    2.910%       45,213.000   11.068%
Core Equity                  2,846,204.256    74.424%      93,841.215   2.453%     99,559.755    2.604%      784,729.000   20.519%

Proposal 2.B - To Modify a Fundamental Policy on Borrowing.

ICON Fund                    Number of      Percentage    Number of    Percentage  Number of   Percentage    Number of    Percentage
                             Shares For     of Shares     Shares       of Shares   Abstained   of Shares     Broker       of Shares
                             Proposal       at Meeting    Against      at Meeting  Shares      at Meeting    Non-Vote     at Meeting
                                            For           Proposal     Against                 Abstained     Shares       Broker
                                            Proposal                   Proposal                                           Non-Vote

Consumer Discretionary       5,260,660.419    80.878%     174,249.284   2.679%     143,218.204   2.202%      926,331.000   14.241%
Energy                       3,487,066.463    68.365%     251,459.233   4.930%     110,088.291   2.158%    1,252,012.000   24.546%
Financial                    3,489,610.805    91.483%     204,109.453   5.351%     120,779.432   3.166%            0.000    0.000%
Healthcare                   3,188,039.409    70.675%     261,853.506   5.805%     101,019.028   2.239%      959,954.000   21.281%
Industrials                  3,633,727.462    84.900%     115,109.903   2.689%     295,060.912   6.894%      236,114.000    5.517%
Information Technology       6,629,512.098    67.642%     542,371.613   5.533%     187,590.650   1.915%    2,441,474.000   24.911%
Leisure and Consumer         2,974,272.055    73.976%     122,014.323   3.034%      89,907.975   2.237%      834,409.000   20.753%
Staples
Materials                    3,421,291.506    84.452%     129,279.461   3.191%     110,277.795   2.722%      390,325.000    9.635%
Telecommunication &          2,536,198.658    78.157%      95,336.875   2.938%      76,776.794   2.366%      536,705.000   16.539%
Utilities
Asia-Pacific Region            627,374.234    87.107%      13,808.284   1.917%      11,222.220   1.558%       67,831.000    9.418%
North Europe Region            705,925.262    90.125%      14,700.374   1.877%      13,872.896   1.771%       48,774.000    6.227%
South Europe Region            349,215.490    94.165%       5,104.690   1.377%       3,957.366   1.067%       12,576.000    3.391%
Short-Term Fixed Income        342,890.029    83.942%       8,161.404   1.998%      12,221.593   2.992%       45,213.000   11.068%
Core Equity                  2,824,513.359    73.856%     115,705.958   3.026%      99,385.909   2.598%      784,729.000   20.519%


Proposal 2.C - To Modify a Fundamental Policy on Underwriting Securities.

ICON Fund                    Number of      Percentage    Number of    Percentage  Number of   Percentage    Number of    Percentage
                             Shares For     of Shares     Shares       of Shares   Abstained   of Shares     Broker       of Shares
                             Proposal       at Meeting    Against      at Meeting  Shares      at Meeting    Non-Vote     at Meeting
                                            For           Proposal     Against                 Abstained     Shares       Broker
                                            Proposal                   Proposal                                           Non-Vote

Consumer Discretionary       5,302,369.018    81.519%     133,401.486   2.051%     142,357.403   2.189%      926,331.000   14.241%
Energy                       3,527,364.265    69.156%     213,826.869   4.192%     107,422.853   2.106%    1,252,012.000   24.546%
Financial                    3,539,136.550    92.781%     157,272.332   4.132%     118,090.808   3.096%            0.000    0.000%
Healthcare                   3,231,829.382    71.645%     218,240.138   4.839%     100,842.423   2.235%      959,954.000   21.281%
Industrials                  3,669,190.556    85.729%      84,562.460   1.975%     290,145.261   6.780%      236,114.000    5.517%
Information Technology       6,675,442.352    68.110%     503,959.350   5.142%     180,072.659   1.837%    2,441,474.000   24.911%
Leisure and Consumer         3,016,525.147    75.027%      81,281.799   2.021%      88,387.407   2.199%      834,409.000   20.753%
Staples
Materials                    3,467,320.076    85.588%      85,283.487   2.105%     108,245.199   2.672%      390,325.000    9.635%
Telecommunication &          2,564,813.981    79.039%      72,214.726   2.225%      71,283.620   2.197%      536,705.000   16.539%
Utilities
Asia-Pacific Region            631,564.877    87.689%       9,667.641   1.342%      11,172.220   1.551%       67,831.000    9.418%
North Europe Region            710,680.636    90.732%       9,945.000   1.270%      13,872.896   1.771%       48,774.000    6.227%
South Europe Region            351,180.180    94.695%       3,140.000   0.847%       3,957.366   1.067%       12,576.000    3.391%
Short-Term Fixed Income        343,826.029    84.171%       7,393.404   1.810%      12,053.593   2.951%       45,213.000   11.068%
Core Equity                  2,846,211.680    74.424%      91,361.146   2.389%     102,032.400   2.668%      784,729.000   20.519%


Proposal 2.D - To Approve the Elimination of a Fundamental Policy on Margin Purchases and Adopt a Non-Fundamental Policy on Margin Purchases.


ICON Fund                    Number of      Percentage    Number of    Percentage  Number of   Percentage    Number of    Percentage
                             Shares For     of Shares     Shares       of Shares   Abstained   of Shares     Broker       of Shares
                             Proposal       at Meeting    Against      at Meeting  Shares      at Meeting    Non-Vote     at Meeting
                                            For           Proposal     Against                 Abstained     Shares       Broker
                                            Proposal                   Proposal                                           Non-Vote

Consumer Discretionary       5,261,976.307    80.898%     172,415.853   2.651%    143,735.747    2.210%      926,331.000   14.241%
Energy                       3,504,197.744    68.701%     242,015.823   4.745%    102,400.420    2.007%    1,252,012.000   24.546%
Financial                    3,504,100.575    91.863%     189,568.726   4.969%    120,830.389    3.168%            0.000    0.000%
Healthcare                   3,204,955.103    71.050%     244,489.870   5.420%    101,466.970    2.249%      959,954.000   21.281%
Industrials                  3,638,782.580    85.018%     108,704.453   2.540%    296,411.244    6.925%      236,114.000    5.517%
Information Technology       6,606,331.447    67.405%     569,759.225   5.813%    183,383.659    1.871%    2,441,474.000   24.911%
Leisure and Consumer         2,871,375.316    71.417%     226,818.787   5.641%     88,000.250    2.189%      834,409.000   20.753%
Staples
Materials                    3,427,442.047    84.604%     121,450.864   2.998%    111,955.851    2.763%      390,325.000    9.635%
Telecommunication &          2,549,045.732    78.553%      86,899.705   2.678%     72,366.890    1.286%      536,705.000   16.539%
Utilities
Asia-Pacific Region            625,150.635    86.798%      14,824.833   2.058%     12,429.220    1.726%       67,831.000    9.418%
North Europe Region            701,696.769    89.585%      17,159.867   2.191%     15,641.896    1.997%       48,774.000    6.227%
South Europe Region            349,116.086    94.139%       4,749.094   1.280%      4,412.366    1.190%       12,576.000    3.391%
Short-Term Fixed Income        341,723.485    83.656%       9,270.948   2.270%     12,278.593    3.005%       45,213.000   11.068%
Core Equity                  2,846,534.786    74.432%      87,363.218   2.285%    105,707.222    2.763%      784,729.000   20.519%


Proposal 2.E - To Approve the Elimination of a Fundamental Policy on Short Sales and Adopt a Non-Fundamental Policy on Short Sales.


ICON Fund                    Number of      Percentage    Number of    Percentage  Number of   Percentage    Number of    Percentage
                             Shares For     of Shares     Shares       of Shares   Abstained   of Shares     Broker       of Shares
                             Proposal       at Meeting    Against      at Meeting  Shares      at Meeting    Non-Vote     at Meeting
                                            For           Proposal     Against                 Abstained     Shares       Broker
                                            Proposal                   Proposal                                           Non-Vote

Consumer Discretionary       5,251,652.635    80.739%     169,718.970   2.610%    156,756.302    2.409%      926,331.000   14.241%
Energy                       3,512,050.420    68.855%     229,725.555   4.504%    106,838.012    2.094%    1,252,012.000   24.546%
Financial                    3,513,236.287    92.102%     184,070.337   4.826%    117,193.066    3.072%            0.000    0.000%
Healthcare                   3,204,833.600    71.047%     249,346.633   5.528%     96,731.710    2.144%      959,954.000   21.281%
Industrials                  3,644,522.770    85.152%     111,219.043   2.599%    288,156.464    6.732%      236,114.000    5.517%
Information Technology       6,602,122.456    67.362%     577,007.246   5.887%    180,344.659    1.840%    2,441,474.000   24.911%
Leisure and Consumer         2,874,934.944    71.505%     222,617.194   5.537%     88,642.215    2.205%      834,409.000   20.753%
Staples
Materials                    3,431,271.385    84.698%     122,556.691   3.025%    107,020.686    2.642%      390,325.000    9.635%
Telecommunication &          2,552,071.219    78.646%      86,366.877   2.661%     69,874.231    2.154%      536,705.000   16.539%
Utilities
Asia-Pacific Region          624,635.635      86.727%      16,856.833   2.340%     10,912.220    1.516%       67,831.000    9.418%
North Europe Region          703,803.769      89.854%      17,068.867   2.179%     13,625.896    1.740%       48,774.000    6.227%
South Europe Region          349,802.086      94.324%       4,749.094   1.280%      3,726.366    1.005%       12,576.000    3.391%
Short-Term Fixed Income      342,700.485      83.895%       8,667.948   2.122%     11,904.593    2.914%       45,213.000   11.068%
Core Equity                  2,847,293.217    74.452%      98,990.999   2.588%     93,321.010    2.441%      784,729.000   20.519%

Proposal 2.F - To Approve the Elimination of a Fundamental Policy on Investing More Than 5% of a Fund's Assets in the Securities of Any One Issuer and the Elimination of a Fundamental Policy on Holding More than 10% of the Voting Securities of Any Issuer and Adopt a Non-Fundamental Policy Setting Forth the Diversification Limits Required Under the Internal Revenue Code to Qualify as a Regulated Investment Company.


ICON Fund                    Number of      Percentage    Number of    Percentage  Number of   Percentage    Number of    Percentage
                             Shares For     of Shares     Shares       of Shares   Abstained   of Shares     Broker       of Shares
                             Proposal       at Meeting    Against      at Meeting  Shares      at Meeting    Non-Vote     at Meeting
                                            For           Proposal     Against                 Abstained     Shares       Broker
                                            Proposal                   Proposal                                           Non-Vote

Consumer Discretionary       5,288,035.378    81.299%     153,303.356   2.357%    136,789.173    2.103%      926,331.000   14.241%
Energy                       3,496,757.110    68.555%     249,081.053   4.884%    102,775.824    2.014%    1,252,012.000   24.546%
Financial                    3,517,402.050    92.211%     177,939.029   4.665%    119,158.611    3.124%            0.000    0.000%
Healthcare                   3,221,890.671    71.425%     236,058.218   5.233%     92,963.054    2.061%      959,954.000   21.281%
Industrials                  3,660,444.859    85.524%      97,029.050   2.267%    286,424.368    6.692%      236,114.000    5.517%
Information Technology       6,590,283.616    67.241%     578,499.095   5.903%    190,691.650    1.945%    2,441,474.000   24.911%
Leisure and Consumer         2,859,691.474    71.126%     241,804.646   6.014%     84,698.233    2.107%      834,409.000   20.753%
Staples
Materials                    3,443,600.095    85.003%     109,664.205   2.707%    107,584.462    2.656%      390,325.000    9.635%
Telecommunication &          2,565,210.093    79.051%      75,015.031   2.311%     68,087.203    2.099%      536,705.000   16.539%
Utilities
Asia-Pacific Region          627,171.635      87.079%      14,320.833   1.988%     10,912.220    1.515%       67,831.000    9.418%
North Europe Region          703,315.262      89.792%      17,557.374   2.241%     13,625.896    1.740%       48,774.000    6.227%
South Europe Region          348,654.086      94.014%       5,897.094   1.590%      3,726.366    1.005%       12,576.000    3.391%
Short-Term Fixed Income      343,469.825      84.084%       8,254.608   2.020%     11,548.593    2.828%       45,213.000   11.068%
Core Equity                  2,797,681.242    73.155%     143,244.997   3.745%     98,678.987    2.581%      784,729.000   20.519%

Proposal 2.G - To Approve the Adoption of a Fundamental Policy With Respect to the Investment Concentration of Each Fund Other Than the ICON Core Equity Fund.

ICON Fund                    Number of      Percentage    Number of    Percentage  Number of   Percentage    Number of    Percentage
                             Shares For     of Shares     Shares       of Shares   Abstained   of Shares     Broker       of Shares
                             Proposal       at Meeting    Against      at Meeting  Shares      at Meeting    Non-Vote     at Meeting
                                            For           Proposal     Against                 Abstained     Shares       Broker
                                            Proposal                   Proposal                                           Non-Vote

Consumer Discretionary       5,325,014.314    81.867%     113,489.856   1.745%    139,623.737    2.146%      926,331.000   14.241%
Energy                       3,563,298.157    69.860%     179,774.375   3.525%    105,541.445    2.069%    1,252,012.000   24.546%
Financial                    3,581,395.563    93.889%     111,515.304   2.923%    121,588.823    3.188%            0.000    0.000%
Healthcare                   3,258,746.462    72.242%     195,222.151   4.328%     96,943.330    2.149%      959,954.000   21.281%
Industrials                  3,688,177.192    86.172%      68,488.558   1.600%    287,232.527    6.711%      236,114.000    5.517%
Information Technology       6,727,063.715    68.637%     442,345.887   4.513%    190,064.759    1.940%    2,441,474.000   24.911%
Leisure and Consumer         2,994,407.535    74.477%     100,505.908   2.499%     91,280.910    2.271%      834,409.000   20.753%
Staples
Materials                    3,475,858.255    85.799%      76,008.959   1.876%    108,981.548    2.690%      390,325.000    9.635%
Telecommunication &          2,572,840.554    79.286%      61,676.939   1.901%     73,794.834    2.274%      536,705.000   16.539%
Utilities
Asia-Pacific Region            637,286.877    88.483%       7,416.641   1.030%      7,701.220    1.069%       67,831.000    9.418%
North Europe Region            713,277.636    91.064%       7,348.000   0.938%     13,872.896    1.771%       48,774.000    6.227%
South Europe Region            353,119.180    95.218%       2,168.000   0.585%      2,990.336    0.806%       12,576.000    3.391%
Short-Term Fixed Income        344,463.029    84.327%       6,897.404   1.688%     11,912.593    2.917%       45,213.000   11.068%

Proposal 2.H - To Approve the Adoption of a Fundamental Policy With Respect to the Investment Concentration of the ICON Core Equity Fund.


ICON Fund  Number of      Percentage  Number of    Percentage  Number of    Percentage  Number of      Percentage
           Shares For     of Shares   Shares       of Shares   Abstained    of Shares   Broker         of Shares
           Proposal       at          Against      at          Shares       at          Non-Vote       at Meeting
                          Meeting     Proposal     Meeting                  Meeting     Shares         Broker
                          For                      Against                  Abstained                  Non-Vote
                          Proposal                 Proposal

Core       2,880,707.060  75.326%     65,580.199   1.715%      93,317.967   2.440%      784,729.000    20.519%
Equity


Proposal 2.I - To Modify a Fundamental Policy on Investing More Than 5% of the ICON Core Equity Fund's Assets in the Securities of Any One Issuer.


ICON Fund  Number of      Percentage  Number of     Percentage  Number of    Percentage  Number of      Percentage
           Shares For     of Shares   Shares        of Shares   Abstained    of Shares   Broker         of Shares
           Proposal       at          Against       at          Shares       at          Non-Vote       at Meeting
                          Meeting     Proposal      Meeting                  Meeting     Shares         Broker
                          For                       Against                  Abstained                  Non-Vote
                          Proposal                  Proposal

Core       2,815,205.708  73.613%     129.251.763   3.380%      95,147.755   2.488%      784,729.000    20.519%
Equity